UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2003

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of registrant as specified in its charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4201 Dominion Boulevard Glen Allen, Virginia	23060
(Address of Principal Executive Office)	(Zip Code)

(804) 747-0592

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

CONTENTS

Item 5.	Other Events and Required FD Disclosure

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	5.1	Legal Opinion of Orrick, Herrington & Sutcliffe LLP as to the validity of the 2003 Series A Bonds

	5.2	Legal Opinion of LeClair Ryan, A Professional Corporation as to the validity of the 2003 Series A Bonds

	23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as exhibit 5.1)

	23.2	Consent of LeClair Ryan, A Professional Corporation (included in opinion filed as exhibit 5.2)

Signature

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ DANIEL M. WALKER
Name: Daniel M. Walker Title: Senior Vice President Accounting and Finance (Chief Financial Officer)

Date:  July 17, 2003

EXHIBIT INDEX

Exhibit	Description

5.1	Legal Opinion of Orrick, Herrington & Sutcliffe LLP as to the validity of the 2003 Series A Bonds

5.2	Legal Opinion of LeClair Ryan, A Professional Corporation as to the validity of the 2003 Series A Bonds

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as exhibit 5.1)

23.2	Consent of LeClair Ryan, A Professional Corporation (included in opinion filed as exhibit 5.2)